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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 23, 1998




                               SOLOPOINT, INC.
             (Exact Name of Registrant as Specified in Charter)


          California                   0-21037                 77-0337580
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                      Identification No.)


                             130-B Knowles Drive
                             Los Gatos, CA 95032
        (Address of principal executive offices, including zip code)

                               (408) 364-8850
            (Registrant's telephone number, including area code)
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                              INTRODUCTORY NOTE

     On January 14, 1998, SoloPoint, Inc. (the "Company") completed a public offering of 4,800,000 of its Common Stock (the "Public Offering") which resulted in net proceeds to the Company of approximately $3,520,000. The attached condensed balance sheet at January 31, 1998 reflects the issuance of the Common Stock in the Public Offering and the receipt by the Company of the net proceeds therefrom.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b)  PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following unaudited pro forma financial statements are provided for informational purposes only. The pro forma financial statements are based on the historical financial statements and the notes thereto of Registrant. These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Registrant:

                                SOLOPOINT, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                            CONDENSED BALANCE SHEET
                             (PROFORMA-UNAUDITED)


                                                                JANUARY
                                                                  1998

Current assets:
   Cash                                                      $  3,553,302
   Accounts receivable, net                                       163,692
   Inventories                                                    431,260
   Other current assets                                            36,928
Total current assets                                            4,185,182

Furniture and equipment, at cost:
   Computers and software                                         275,150
   Furniture and fixtures                                         203,609
   Accumulated depreciation and amortization                     (320,032)
                                                                  158,727

Other non-current assets                                           37,997

Total assets                                                 $  4,381,906

Current liabilities:
   Accounts payable                                          $    271,679
   Accrued compensation                                            37,773
   Other accrued liabilities                                       20,985
   Notes payable, current portion                                  36,156
Total current liabilities                                         366,593

Notes payable, non-current portion                                 96,776

Shareholders' equity:
   Common stock                                                16,208,381
   Deficit accumulated during the development stage           (12,204,343)
   Notes receivable from shareholders                             (85,500)
Total shareholders' equity                                      3,918,537

Total liabilities and shareholders' equity                   $  4,381,906
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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SOLOPOINT, INC.



Dated:  March 23, 1998                  By: /s/ Arthur G. Chang
                                           -----------------------------------
                                                Arthur G. Chang